EXHIBIT 10.49












                          CAPITAL ACCUMULATION PLAN OF
                               LEVI STRAUSS & CO.
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)

                       PLAN DOCUMENT AND EMPLOYEE BOOKLET
                       __________________________________

                 CAPITAL ACCUMULATION PLAN OF LEVI STRAUSS & CO.
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)

                       PLAN DOCUMENT AND EMPLOYEE BOOKLET

INTRODUCTION                           Beginning  in 1996,  Levi  Strauss  & Co.
                                       ("LS&CO.")    established   the   Capital
                                       Accumulation  Plan of Levi  Strauss & Co.
                                       (the "Plan"). The Plan provides a vehicle
                                       by which  certain  eligible  employees of
                                       LS&CO.   or   its    subsidiaries    that
                                       participate under the Employee Investment
                                       Plan  (the  "EIP")   (collectively,   the
                                       "Company")    can    supplement     their
                                       retirement   savings  by  contributing  a
                                       portion  of their  eligible  compensation
                                       through  after-tax payroll deduction upon
                                       reaching the maximum  contribution amount
                                       allowed under the EIP. Eligible after-tax
                                       contributions    under   the   Plan   are
                                       deposited   into  an  individual   retail
                                       brokerage   account  offered  by  Charles
                                       Schwab & Co., Inc. (the "Account"), which must be established through LS&CO. In addition, after completing one year of service with the Company, each eligible employee who contributes under the Plan through after-tax payroll deduction will receive a Company matching contribution in his or her Account equal to 75% of his or her contribution.

                                       The   benefits   and   other   provisions
                                       described  in  this  Plan   Document  and
                                       Employee  Booklet are  effective  only if
                                       you  are  eligible  to  participate   and
                                       become a participant in the Plan.

                                       THE COMPANY DOES NOT  ENDORSE,  RECOMMEND
                                       OR GUARANTEE  ANY  INVESTMENT  OR SERVICE
                                       OFFERED,  PROVIDED OR PROMISED BY CHARLES
                                       SCHWAB & CO., INC.  ("CHARLES SCHWAB") OR
                                       ANY OTHER OFFEROR OF INVESTMENTS. BECAUSE
                                       THE  ACCOUNT  IS  A  REGULAR   INDIVIDUAL
                                       RETAIL BROKERAGE ACCOUNT,  YOU ARE SOLELY
                                       RESPONSIBLE  FOR SELECTING AND MONITORING
                                       YOUR INVESTMENT  CHOICES,  PAYING RELATED
                                       COMMISSIONS   AND   CHARGES,    AND   FOR
                                       INVESTMENT  RESULTS FROM PARTICIPATING IN
                                       THE PLAN. COMPANY  INVOLVEMENT IS LIMITED
                                       TO  ESTABLISHING  YOUR AFTER-TAX  PAYROLL
                                       DEDUCTION   AND   MAKING   THE   MATCHING
                                       CONTRIBUTION.  ALL FUNDS  CONTRIBUTED  BY
                                       YOU AND THE  COMPANY  UNDER  THE PLAN ARE
                                       DEPOSITED INTO YOUR ACCOUNT.  NEITHER THE
                                       COMPANY  NOR ANY TRUST HOLDS ANY OF THESE
                                       FUNDS.

WHO IS ELIGIBLE TO                     During  any "Plan  Year,"  as  defined
PARTICIPATE IN THE                     below,  you are  eligible  to participate
PLAN?                                  in the Plan if you are currently employed
                                       by the Company and meet ALL of the
                                       following requirements:

                                       [ ]  You were eligible to participate and
                                            elected to participate in the EIP
                                            during the Plan Year; and

                                       [ ]  You  contributed  the maximum amount
                                            permitted  under the EIP  during the
                                            Plan Year. For example, for the Plan
                                            Year  ending in November  2001,  the
                                            maximum   amount   that  you   could
                                            contribute to the EIP was $17,000.

                                       The "Plan Year" for the Plan is LS&CO.'s fiscal year, which ends on the last Sunday of each November.

HOW CAN I ENROLL IN THE PLAN?          If you are eligible to  participate  in
                                       the Plan and have an existing Account,
                                       then you will be automatically enrolled
                                       in the Plan.  In the event  that you do
                                       not have an existing Account, you must submit a completed and signed "Charles
                                       Schwab & Co., Inc. account application form" to U.S. Retirement Benefits (and
                                       NOT to Charles Schwab) to enroll in the Plan. Please send the form to: Levi
                                       Strauss & Co., U.S. Retirement Benefits,
                                       1155 Battery Street KO/1, San  Francisco,
                                       CA 94111.

WHEN WILL I BECOME A PARTICIPANT?      If you are eligible to participate and
                                       become enrolled in the Plan, you will be-come a participant in the Plan as of the date on which your after-tax contributions are credited to your
                                       Account. If you properly set up your
                                       Account by the pay period in which you
                                       contributed the maximum amount under the EIP, your after-tax contributions will begin to be credited to your Account as of the following pay period. If you do not have an existing Account at the time you become eligible, your after-tax contributions will usually begin to be credited to your Account within three or four weeks after your Account is established. PLEASE NOTE THAT YOU WILL
                                       NOT BE PERMITTED TO MAKE ANY RETROACTIVE
                                       CONTRIBUTIONS TO THE PLAN.

HOW LONG CAN I PARTICIPATE IN THE      You can  continue  to  participate in the
PLAN?                                  Plan through the last pay period in
                                       December of each year, provided that you continue to be paid on the Home Office payroll of LS&CO. through such date.
                                       If you cease  being paid on the Home
                                       Office  payroll  before such date, then
                                       your participation under the Plan will cease as of the last pay period in which you are paid on the Home Office payroll of LS&CO.

                                       EXAMPLE.  JEAN IS PAID ON THE HOME OFFICE
                                       PAYROLL  OF  LS&CO.  DURING  THE 2001 AND
                                       2002 PLAN YEARS. JEAN PARTICIPATED IN THE
                                       EIP   DURING   THE  2001  PLAN  YEAR  AND
                                       CONTRIBUTED   10%  OF  HER  EIP   COVERED
                                       COMPENSATION.  IN THE FIRST PAY PERIOD OF
                                       APRIL  2001,  JEAN  REACHED  THE  MAXIMUM
                                       CONTRIBUTION  AMOUNT  UNDER  THE  EIP FOR

                                       THAT PLAN YEAR (I.E., $17,000) AND HAD AN
                                       EXISTING ACCOUNT. BEGINNING WITH THE NEXT
                                       PAY  PERIOD OF APRIL  2001,  SHE BECAME A
                                       PARTICIPANT   IN  THE   PLAN.   JEAN  MAY
                                       CONTINUE  PARTICIPATING IN THE PLAN UNTIL
                                       THE LAST PAY PERIOD IN DECEMBER  2001. AS
                                       OF THE FIRST PAY PERIOD IN JANUARY  2002,
                                       JEAN  WILL  AGAIN  BE  ELIGIBLE  TO  MAKE
                                       PRE-TAX  CONTRIBUTIONS  UNDER THE EIP. IF
                                       JEAN   CONTRIBUTES   THE  MAXIMUM  AMOUNT
                                       PERMITTED  UNDER THE EIP DURING 2002, SHE
                                       WILL AGAIN BECOME ELIGIBLE TO PARTICIPATE
                                       IN THE PLAN  THROUGH  THE LAST PAY PERIOD
                                       IN DECEMBER 2002.

                                       If you  cease  being  paid  on  the  Home
                                       Office  payroll while you  participate in
                                       the Plan,  you will not be  permitted  to
                                       make any additional  contributions to the
                                       Plan through  payroll  deduction  and you
                                       will  not  be  entitled  to  receive  the
                                       Company  match.  However,  if you  resume
                                       being  paid on the  Home  Office  payroll
                                       before the last pay period of December in
                                       the year in which you participated in the
                                       Plan and have an existing  Account,  then
                                       you will be eligible to  recommence  your
                                       participation  in the Plan. If you do not
                                       have an existing  Account when you resume
                                       being paid on Home Office  payroll,  then
                                       you will be eligible to  recommence  your
                                       participation in the Plan as of the first
                                       pay  period  after you  reestablish  your
                                       Account.  Please note that your after-tax
                                       contributions   to  your   Account   will
                                       usually  restart  within  three  or  four
                                       weeks     after    your     Account    is
                                       reestablished.   AGAIN,  PLEASE  REMEMBER
                                       THAT YOU WILL  NOT BE  PERMITTED  TO MAKE
                                       ANY  RETROACTIVE   CONTRIBUTIONS  TO  THE
                                       PLAN.

HOW MUCH MAY I                         You may contribute up to 10% (in 1%
CONTRIBUTE TO THE                      increments) of your "covered compensa-
PLAN DURING EACH PAY                   tion," as defined below, to your Account
PERIOD?                                during each pay period that you are
                                       eligible to participate  in  the  Plan.
                                       Unless you specify otherwise, your CAP contribution percentage will be the percentage you elected under the EIP
                                       (up to 10%).

                                       If your  covered  compensation  increases
                                       during  the  year,  the  amount  of  your
                                       payroll  deduction  to the Plan will also
                                       increase  because your deduction is based
                                       on    your    designated     contribution
                                       percentage. Likewise, if your covered compensation decreases during the year, the amount of your payroll deduction to the Plan will also decrease.

                                       "Covered  compensation"  means  your base
                                       salary, AIP bonus, including deferrals of
                                       such    amounts    under   the   Deferred
                                       Compensation Plan for Executives.

CAN I CHANGE MY  PAYROLL  DEDUCTION?   You may increase (up to 10%),  decrease,
                                       or stop your payroll deductions to the
                                       Plan at any time. Your request will
                                       become effective as soon as practicable
                                       following   the  date  you  submit   your
                                       request. Generally, your request will take at least two pay periods to become effective.

WHAT HAPPENS TO MY PAYROLL DEDUCTION?  The amount deducted from your paycheck, along with the Company match, will be
                                       sent to Charles Schwab and automatically
                                       deposited  into a  money  market  fund in
                                       your   Account.   You  may  then  contact
                                       Charles  Schwab  directly to request that
                                       your   funds  be   redirected   to  other
                                       investments   offered   through   Charles
                                       Schwab.

BESIDES PAYROLL DEDUCTIONS,  IS THERE  Generally, you are permitted to contri-
ANY OTHER WAY TO  CONTRIBUTE  TO THE   bute up to 10% of your covered
PLAN?                                  compensation to your Account only through
                                       payroll deductions. However, there are
                                       two important exceptions to this general rule.

                                       [ ]  You   may   transfer    funds   from
                                            non-payroll  sources to your Account
                                            at any time by sending a  hand-drawn
                                            personal  check  directly to Charles
                                            Schwab  and  NOT  to  the   Company.
                                            Because  you own your  Account,  you
                                            are    permitted   to   make   these
                                            contributions to your Account at any
                                            time.  HOWEVER,  SUCH OUTSIDE  FUNDS
                                            WILL  NOT BE  ELIGIBLE  FOR  THE 75%
                                            COMPANY MATCH.

                                       [ ]  If you receive your AIP bonus in the
                                            same pay period that you contributed
                                            the maximum amount  permitted  under
                                            the EIP,  then you will be permitted
                                            to   do   a   one-time   retroactive
                                            "make-up"   contribution   to   your
                                            Account by  submitting  a hand-drawn
                                            personal  check  to U.S.  Retirement
                                            Benefits,  PROVIDED that you have an
                                            existing Account AND U.S. Retirement
                                            Benefits   receives  your  check  no
                                            later  than 30 days  after  it sends
                                            you notification of your right to do
                                            such  make-up   contribution.   Your
                                            maximum  AIP  make-up   contribution
                                            will  be  limited  to  10%  of  that
                                            portion of your AIP bonus (including
                                            AIP  deferrals  under  the  Deferred
                                            Compensation  Plan  for  Executives)
                                            that cannot be taken into account as
                                            covered  compensation under the EIP.
                                            If you  have  completed  one year of
                                            service  with  the   Company,   your
                                            eligible  AIP  make-up  contribution
                                            will also  receive  the 75%  Company
                                            match;  however,  appropriate  taxes
                                            will be  withheld  from the  Company
                                            match. SEE SECTION,  BELOW, ENTITLED
                                            "WHAT IS THE AMOUNT OF THE  MATCHING
                                            CONTRIBUTION?"

                                       EXAMPLE.  CHRIS  PARTICIPATED  IN THE EIP
                                       DURING THE 2001 PLAN YEAR AND  ELECTED TO
                                       CONTRIBUTE   10%  OF  HIS   EIP   COVERED
                                       COMPENSATION.  BY THE FIRST PAY PERIOD OF
                                       FEBRUARY 2001, HE HAD CONTRIBUTED $16,500
                                       TO THE  EIP.  IN THAT  SAME  PAY  PERIOD,
                                       CHRIS  RECEIVED HIS AIP BONUS OF $60,000.
                                       ONLY  $5,000 OF CHRIS'  $60,000 AIP BONUS
                                       WAS  TAKEN   INTO   ACCOUNT   AS  COVERED
                                       COMPENSATION  UNDER  THE EIP  BECAUSE  HE
                                       REACHED   THE   EIP'S   $17,000   MAXIMUM
                                       CONTRIBUTION  LIMIT FOR 2001. THIS IS THE
                                       CASE BECAUSE 10% OF $5,000 IF $500, WHICH
                                       IS THE  AMOUNT  HE  NEEDED  TO REACH  THE
                                       $17,000 LIMIT. THUS,  ASSUMING THAT CHRIS
                                       BECOMES A  PARTICIPANT  IN THE PLAN AS OF
                                       THE SECOND PAY  PERIOD OF FEBRUARY 2001

                                       AND THAT HE HAS  COMPLETED ONE YEAR OF
                                       SERVICE WITH THE COMPANY AS OF SUCH DATE,
                                       HE WILL BE PERMITTED TO DO A  MAKE-UP
                                       CONTRIBUTION TO THE PLAN UP TO  $5,500
                                       (I.E., $55,000 X 10%).  THIS $5,500
                                       CONTRIBUTION  TO THE  PLAN WILL ALSO BE
                                       ELIGIBLE FOR THE 75% COMPANY MATCH.

WHAT IS THE AMOUNT OF THE MATCHING     Upon completion of one year of service
CONTRIBUTION?                          with the Company, the Company matches 75%
                                       of your payroll and eligible AIP make-up contributions to the Plan. Because the Company match is immediately taxable income, appropriate taxes will be with-held from your regular pay so that the entire Company match can go into your Account. However, if you make an eligible
                                       AIP make-up contribution to the Plan,
                                       your hand-drawn personal check and
                                       Company match (after appropriate  taxes
                                       are withheld from such match) will be
                                       deposited into your Account.

IN WHOSE NAME WILL MY ACCOUNT BE       Your  Account  will  be  a  regular
REGISTERED?                            individual  brokerage  account registered
                                       in your name with  Charles  Schwab.
                                       Unlike the EIP, you (not a trust) will own the investments directly and in your name. No funds are set aside in a trust or held by the Company.

HOW CAN I INVEST THE FUNDS IN MY       You will need to contact  Charles  Schwab
ACCOUNT?                               directly and select how to invest  the
                                       funds in your  Account.  Charles  Schwab
                                       offers  various investment  options  for
                                       you to choose from. Because  your Account
                                       is a regular individual brokerage account
                                       you have sole responsibility to make and
                                       monitor your investments under the  Plan.
                                       Your investments through the Account can
                                       go up or down, and any risk of loss is
                                       borne by you. The Company's only involve-
                                       ment  is limited   to   making   the
                                       match   and depositing  your payroll and
                                       eligible AIP make-up contributions to the Plan.

                                       ALSO,  YOU SHOULD BE AWARE  THAT  CHARLES
                                       SCHWAB     MAY     HAVE     REQUIREMENTS,
                                       LIMITATIONS, COMMISSIONS, CONDITIONS, AND
                                       FEES WITH  RESPECT TO THE  INVESTMENT  OF
                                       FUNDS  CONTRIBUTED TO YOUR ACCOUNT.  SUCH
                                       MATTERS ARE SOLELY  WITHIN THE CONTROL OF
                                       CHARLES   SCHWAB  AND  NOT  THE  COMPANY.
                                       FULFILLMENT  OR  COMPLIANCE  WITH  ANY OF
                                       THESE   REQUIREMENTS,    LIMITATIONS   OR
                                       CONDITIONS AND PAYMENT OF ANY COMMISSIONS
                                       AND FEES IS YOUR PERSONAL RESPONSIBILITY.

DOES THE  COMPANY  PROTECT ME AND MY   The Company will not protect or guarantee
INVESTMENTS IF MY INVESTMENTS          your Account in any way. Thus, for
LOSE MONEY?                            example, if your investments lose money,
                                       the stock markets crash, or Charles
                                       Schwab files bankruptcy or is otherwise
                                       unable to cover the funds credited to
                                       your Account, you alone will assume the
                                       risk of loss on your investments.  SINCE
                                       EACH INVESTMENT OPTION PRESENTS VARYING
                                       DEGREES OF RISK AND RETURN CHARACTER-
                                       ISTICS, YOU SHOULD CONSULT  WITH  YOUR
                                       FINANCIAL ADVISOR BEFORE SELECTING WHICH
                                       INVESTMENT OPTIONS ARE RIGHT FOR YOU.

WILL I RECEIVE ACCOUNT STATEMENTS?     Charles Schwab will send you periodic
                                       statements regarding your Account balance and transaction confirmations. The frequency and content of any information regarding your Account are the sole responsibility of Charles Schwab, and not the Company.

MAY I WITHDRAW FUNDS FROM MY ACCOUNT   Because you own your Account,  you are
WHILE I AM EMPLOYED BY THE COMPANY?    permitted to withdraw funds at any time.
                                       However, please remember that if you with draw your funds and close your Account, you will need to timely re-open your Account in order to avoid any interrup-tion in your payroll and eligible AIP make-up contributions to the Plan if you reach the EIP maximum contribution limit.

WHAT ARE MY OPTIONS WITH RESPECT TO    After your separation from employment
MY ACCOUNT AFTER MY SEPARATION FROM    with the Company,  you are  permitted to
EMPLOYMENT  WITH THE  COMPANY?         request a withdrawal  from your  Account
                                       at any time. The Company has no involve-
                                       ment with your Account after you separate
                                       from  employment.  However,  if a Company
                                       match is mistakenly  made to your Account
                                       following    your     separation     from
                                       employment, the Company has a right to obtain a refund of that money.

WHAT ARE THE TAX CONSEQUENCES OF       The  federal  income tax laws are complex
PARTICIPATING IN THE PLAN?             and change from time to time. The follow-
                                       ing description is based on the current
                                       federal income tax laws and does not
                                       discuss tax consequences of participating
                                       in the Plan under any local,  state,  or
                                       foreign  tax laws. Also, the following
                                       description is intended  solely to be
                                       general and should not  be  relied  upon
                                       as  specific   tax advice.    BECAUSE
                                       EACH INDIVIDUAL'S SITUATION IS UNIQUE,
                                       YOU SHOULD  CONSULT WITH YOUR TAX ADVISOR
                                       ABOUT THE SPECIFIC TAX  CONSEQUENCES OF
                                       PARTICIPATING IN THE PLAN.

                                       The  Plan  is  a   voluntary   investment
                                       program. There is no identifiable tax benefit to you by participating in the Plan. Specifically, you should be aware of the following:

                                       [ ]  Your payroll deduction contributions
                                            are made on an after-tax basis. This
                                            means  that your  contributions  are
                                            included  in your  gross  income and
                                            are   subject  to  federal   income,
                                            employment     (including     Social
                                            Security) and other taxes.

                                       [ ]  You will have  taxable  income  upon
                                            the  payment of the  Company  match.
                                            The  Company is required to withhold
                                            specific    amounts    of   tax   in
                                            connection with the match.

                                       [ ]  Buying and  selling  securities  and
                                            other  investments  in your  Account
                                            may generate taxable income,  either
                                            as capital gains or ordinary income.
                                            It will be  your  responsibility  to
                                            report   this  income  and  pay  any
                                            applicable taxes.

                                       [ ]  In order for you to correctly report
                                            and pay any taxes  with  respect  to
                                            the investment of your Account,  you
                                            must accurately record your basis in
                                            any investment.

                                       YOU  SOLELY  BEAR THE  RESPONSIBILITY  TO
                                       ASCERTAIN  ANY  REPORTABLE   INCOME  WITH
                                       RESPECT TO YOUR ACCOUNT,  AND REPORT SUCH
                                       INCOME AND PAY ANY APPLICABLE  TAXES. FOR
                                       INFORMATION RELATING TO ANY TAX FOR WHICH
                                       YOU  ARE  LIABLE  WITH  RESPECT  TO  YOUR
                                       ACCOUNT,   YOU  SHOULD   CONTACT   EITHER
                                       CHARLES  SCHWAB,  ANY  OTHER  OFFEROR  OF
                                       INVESTMENTS HELD IN YOUR ACCOUNT,  AND/OR
                                       YOUR TAX ADVISOR.

IS THIS A TAX-QUALIFIED PLAN?          The Plan is a  non-qualified  retirement
                                       plan,  which means that the Plan is not
                                       qualified under Sections 401(a),  401(k),
                                       or 423 of the Internal   Revenue  Code.
                                       Thus, the benefits offered under such Sections of the Code, including but not limited to deferral of taxes on contribu-tions or investment earnings, are not available to you by participating in the Plan.

IS THIS  AN  ERISA  PLAN?              The  Plan  is not subject to any of the
                                       provisions  of the Employee  Retirement
                                       Income Security Act of 1974, including
                                       but not limited to the reporting,
                                       disclosure, and fiduciary responsibility rules.

CAN THE PLAN BE AMENDED OR             LS&CO.  reserves the right to amend,
TERMINATED?                            suspend or terminate the Plan at any time
                                       and for any  reason,  in  whole  or in
                                       part, including the existence, timing, or amount of the Company match, the suspension rules or the brokerage firm.
                                       The Plan may be amended in writing by
                                       the Board of Directors of LS&CO. or by any person to whom the Board of Directors has delegated such authority.

                                       In  addition,  Charles  Schwab may change
                                       its rules,  policies,  investment choices
                                       and fee and commissions structure.  Those
                                       changes,     and    any    communications
                                       describing such changes, are the sole responsibility of Charles Schwab.

WHO ADMINISTERS THE PLAN?              The  Plan  is  administered  by  the
                                       Administrative  Committee  for Retirement
                                       Plans, to the extent described below. The
                                       Administrative Committee, or its delegate is responsible for administration of the Plan in the following respects:

                                       [ ]  Determination of eligibility to
                                            participate;

                                       [ ]  Interpretation of the Plan; and

                                       [ ]  The  provision of forms  relating to
                                            participation in the Plan, excluding
                                            any forms required by Charles Schwab
                                            in connection with your Account.

WHAT ARE CHARLES SCHWAB'S              With  respect  to the Plan,  Charles
RESPONSIBILITIES UNDER THE PLAN?       Schwab is responsible  for the following:

                                       [ ]  The investments offered to Plan
                                            participants;

                                       [ ]  The provision of information to Plan
                                            participants   regarding   Accounts,
                                            including   but   not   limited   to
                                            information regarding assets held in
                                            your  Account,  dividends  paid with
                                            respect  to   Account   investments,
                                            gains  or  losses  on   transactions
                                            involving your Account  investments,
                                            and  taxes  for  which  you  may  be
                                            liable with  respect to your Account
                                            or its investments; and

                                       [ ]  The  execution  of  your  investment
                                            instructions  with  respect  to your
                                            Account.

                                       CHARLES  SCHWAB  HAS SOLE  RESPONSIBILITY
                                       WITH RESPECT TO YOUR ACCOUNT. THE COMPANY
                                       IS NOT RESPONSIBLE FOR ANY  REQUIREMENTS,
                                       CONDITIONS,  INVESTMENT  OPTIONS OR OTHER
                                       DECISIONS BY CHARLES  SCHWAB,  OR FOR THE
                                       CONTENT  OR TIMING OF ANY  COMMUNICATIONS
                                       OR REPORTS FROM CHARLES SCHWAB.

WHO DO I CONTACT FOR ADDITIONAL        If you have  any  questions  about  the
INFORMATION ABOUT THE PLAN?            Plan,  please  contact  U.S. Retirement
                                       Benefits:

                                                U.S. Retirement Benefits
                                                Levi Strauss & Co.
                                                P.O. Box 7215
                                                San Francisco, CA 94120
                                                Phone: (415) 501-1532

                                       The   Company   may  from  time  to  time
                                       distribute information about the Plan via hard copy, email, or voicemail.